EXHIBIT 10.4

AMENDMENT TO RESTRUCTURING SUPPORT AGREEMENT

This AMENDMENT, dated as of October 21, 2016 (this “Amendment”), to that certain Restructuring Support Agreement, dated as of October 14, 2016 (as amended, supplemented or otherwise modified from time to time, the “RSA”), is entered into by and among Illinois Power Generating Company (“Genco”), Dynegy Inc. (“Dynegy”) and the undersigned Noteholders (as defined in the RSA) party to the RSA. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the RSA.
RECITALS
WHEREAS, the parties hereto are signatories to the RSA, and desire to amend the RSA to clarify the definition of “Consenting Noteholders,” as set forth below;
WHEREAS, the undersigned Noteholders collectively constitute Majority Consenting Noteholders under the RSA;
NOW THEREFORE, in consideration of the premises and mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.Amendments. The first paragraph of clause (iv) in the preamble to the RSA shall be amended and restated to read as follows:
“the undersigned Noteholders, or the Noteholders on whose behalf the undersigned act as an investment advisor (together with their respective successors and permitted assigns and any subsequent Noteholder that becomes party hereto in accordance with the terms hereof, the “Consenting Noteholders”) of the:”
2.    Continued Effect of the RSA. For the avoidance of doubt, the RSA remains unchanged and in full force and effect except as expressly amended herein.
3.    Governing Law. This Amendment shall be governed by and enforced in accordance with, and the rights of the Parties shall be governed by, the laws of the State of New York, without giving effect to the conflicts of laws principles thereof.
4.    Counterparts. This Amendment may be executed in several counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same agreement. Execution copies of this Amendment may be delivered by facsimile or other electronic communication, which shall be deemed to be an original for the purposes of this paragraph.

[Signature Pages Follow]

EXHIBIT 10.4

Dynegy Inc.
By: /s/ Robert C. Flexon
Name:  Robert C. Flexon
Title:  President and Chief Executive Officer

Signature Page
First Amendment to Restructuring Support Agreement
Dated October 21, 2016

EXHIBIT 10.4

Illinois Power Generating Company
By: /s/ Kevin T. Howell
Name:   Kevin T. Howell
Title:  Chairman of the Board
By David Sladic, with permission

Signature Page
First Amendment to Restructuring Support Agreement
Dated October 21, 2016

EXHIBIT 10.4

Pacific Investment Management Company LLC,
as investment manager for various funds and accounts

By: /s/ T. Christian Stracke
Name:   T. Christian Stracke
Title:  Managing Director

EXHIBIT 10.4

Farmstead Capital Management, on behalf of its affiliates

By: /s/ Andrew Rebak
Name:   Andrew Rebak
Title:  Managing Member